Investor Presentation KBW Community Bank Investor Conference July 29-30, 2025 James J. Kim Community West Bancshares, Chief Executive Officer Community West Bank, President & Chief Executive Officer Martin E. Plourd Community West Bancshares, President Shannon R. Livingston Community West Bancshares and Bank Executive Vice President, Chief Financial Officer

Forward-Looking Statements 2 Certain matters set forth herein (including any exhibits hereto) constitute “forward- looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to the Company’s current business plans and expectations regarding future operating results. Forward-looking statements may include, but are not limited to, the use of forward-looking language, such as “likely result in,” “expects,” “anticipates,” “estimates,” “forecasts,” “projects,” “intends to,” or may include other similar words or phrases, such as “believes,” “plans,” “trend,” “objective,” “continues,” “remains,” or similar expressions, or future or conditional verbs, such as “will,” “would,” “should,” “could,” “may,” “might,” “can,” or similar verbs. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance or achievements to differ materially from those projected. These risks and uncertainties, some of which are beyond our control, include, but are not limited to: current and future business, economic and market conditions in the United States generally or in the communities we serve, including the effects of declines in property values and overall slowdowns in economic growth should these events occur; economic uncertainty attributable to the imposition of tariffs by the Trump administration; inflationary pressures and changes in the interest rate environment that reduce our margins and yields, the fair value of financial instruments or our level of loan originations, or increase the level of defaults, losses and prepayments on loans we have made and make, whether held in the portfolio or in the secondary market; effects of and changes in trade, monetary and fiscal policies and laws, including the interest rate policies of the Federal Open Market Committee of the Federal Reserve Board; geopolitical and domestic political developments that can increase levels of political and economic unpredictability, contribute to rising energy and commodity prices, and increase the volatility of financial markets; changes in the level of nonperforming assets and charge offs and other credit quality measures, and their impact on the adequacy of our allowance for credit losses and our provision for credit losses; factors that can impact the performance of our loan portfolio, including real estate values and liquidity in our primary market areas, the financial health of our commercial borrowers, and the success of construction projects that we finance; our ability to achieve loan growth and attract deposits in our market area, the impact of the cost of deposits and our ability to retain deposits; liquidity issues, including fluctuations in the fair value and liquidity of the securities we hold for sale and our ability to raise additional capital, if necessary; continued or increasing competition from other financial institutions, credit unions, and non-bank financial services companies, many of which are subject to different regulations than we are; challenges arising from unsuccessful attempts to expand into new geographic markets, products, or services; restraints on the ability of Community West Bank to pay dividends to us, which could limit our liquidity; increased capital requirements imposed by banking regulators, which may require us to raise capital at a time when capital is not available on favorable terms or at all; inaccuracies in our assumptions about future events, which could result in material differences between our financial projections and actual financial performance; changes in our management personnel or our inability to retain, motivate and hire qualified management personnel; disruptions, security breaches, or other adverse events, failures or interruptions in, or attacks on, our information technology systems; Community West Bancshares will undertake no obligation to revise or publicly release any revision or update to the forward looking statements to reflect events or circumstances that occur after the date on which statements were made. (continued) disruptions, security breaches, or other adverse events affecting the third- party vendors who perform several of our critical processing functions; an inability to keep pace with the rate of technological advances due to a lack of resources to invest in new technologies; natural disasters, such as earthquakes, drought, pandemic diseases (such as the coronavirus) or extreme weather events, any of which may affect services we use or affect our customers, employees or third parties with which we conduct business; compliance with governmental and regulatory requirements, relating to banking, consumer protection, securities and tax matters and changes in those requirements made by the Trump administration; and our ability to the manage the foregoing. The foregoing factors should not be construed as exhaustive and should be read together with the other cautionary statements included in this report. Because of these risks and other uncertainties, our actual future results, performance or achievement, or industry results, may be materially different from the results indicated by the forward looking statements in this report. In addition, our past results of operations are not necessarily indicative of our future results. You should not rely on any forward looking statements, which represent our beliefs, assumptions and estimates only as of the dates on which they were made, as predictions of future events. Any forward-looking statement speaks only as of the date on which it is made, and we do not undertake any obligation to update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. Further information on other factors that could affect the financial results of the Company are included in Item 1A of the Company’s Annual Report on Form 10-K and in the Company’s other filings with the Securities and Exchange Commission (“SEC”). These documents are available free of charge at the SEC website at http://www.sec.gov.

Mission Inspire and empower our team to enrich and invest in every relationship by exceeding expectations. Values Teamwork Accountability Excellence Integrity Caring Inclusivity

5 Executive Officers

7 NASDAQ Symbol CWBC Market Capitalization $373.2 Million Institutional Ownership 49% Insider Ownership 12% Total Assets $3.6 Billion Headquarters Fresno, CA # of Banking Centers 26 Year Established 1980 Strategic Footprint Central California As of June 30, 2025 Overview

8 Q2 YTD 2025 2024 2023 Total Assets $3.58 Billion $3.52 Billion $2.43 Billion Net Income $16.13 Million $7.67 Million $25.54 Million Diluted EPS $0.85 $0.45 $2.17 Net Interest Margin 4.07% 3.76% 3.58% ROAA 0.91% 0.24% 1.04% ROAE 8.63% 2.42% 13.81% Cash Dividends per share $0.24 $0.48 $0.48 Total Loan Yield 6.70% 6.58% 5.53% Total Cost of Deposits 1.44% 1.53% 0.72% NPAs to Total Assets 0.19% 0.18% 0.00% Leverage Capital Ratio 9.48% 9.17% 9.18% Common Equity Tier 1 Ratio 11.42% 11.15% 12.78% Tier 1 Risk Based Capital Ratio 11.59% 11.33% 13.07% Total Risk Based Capital Ratio 13.89% 13.58% 16.08% Financial Highlights

CAGR = 5.37% 10 As of June 30, 2025 Source: NASDAQ Monthly Closing Price Data Attractive Investment Opportunity Dividend Yield – 2.48% 0 5 10 15 20 25 30 6/1/2015 6/1/2016 6/1/2017 6/1/2018 6/1/2019 6/1/2020 6/1/2021 6/1/2022 6/1/2023 6/1/2024 6/1/2025 Pr ic e CWBC Stock Price

11 Growing Franchise CAGR = 15.76% 1,832,987 2,267,615 2,439,394 2,460,358 3,190,361 3,540,901 0 500,000 1,000,000 1,500,000 2,000,000 2,500,000 3,000,000 3,500,000 4,000,000 2020 2021 2022 2023 2024 Q2 YTD 2025 Th ou sa nd s Average Total Assets

12 Strong Net Interest Income and NIM - Annual 64,423 72,554 79,566 82,429 110,367 130,972 3.87 3.54 3.52 3.58 3.76 4.07 3.25 3.35 3.45 3.55 3.65 3.75 3.85 3.95 4.05 4.15 4.25 25,000 35,000 45,000 55,000 65,000 75,000 85,000 95,000 105,000 115,000 125,000 2020 2021 2022 2023 2024 Q2 YTD 2025 Annualized Pe rc en t Th ou sa nd s Net Interest Income Net Interest Margin

13 Strong Net Interest Income and NIM - Quarterly 19,073 29,057 30,214 32,024 32,182 33,304 3.42 3.65 3.69 3.95 4.04 4.10 3.00 3.20 3.40 3.60 3.80 4.00 4.20 4.40 4.60 15,000 17,000 19,000 21,000 23,000 25,000 27,000 29,000 31,000 33,000 35,000 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Th ou sa nd s Net Interest Income Net Interest Margin

14 Solid Earnings Merger with Community West as of 4/1/2024 1.11 1.25 1.09 1.04 0.24 0.91 8.85 11.50 14.25 13.81 2.42 8.63 - 2.00 4.00 6.00 8.00 10.00 12.00 14.00 16.00 - 0.20 0.40 0.60 0.80 1.00 1.20 1.40 2020 2021 2022 2023 2024 Q2 YTD 2025 R O A E Pe rc en t R O A A P er ce nt ROAA ROAE

15 Investment Portfolio 710,092 1,109,208 648,825 597,196 477,113 469,354 305,107 302,442 301,359 291,405 2.61% 2.31% 2.51% 3.00% 2.90% 2.82% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 0 200,000 400,000 600,000 800,000 1,000,000 1,200,000 2019 2021 2022 2023 2024 Q2 YTD 2025 Th ou sa nd s AFS Securities HTM Securities Yield on Investments (TE)

17 Deposit Mix Non-Interest Bearing 34% Now/Savings 21% Money Market 29% TCDs 16% As of June 30, 2025 Total Deposits = $3.0 Billion

18 Average Deposits and Average Cost of Deposits CAGR = 14.94% 1,568,194 1,974,576 2,156,092 2,155,241 2,655,928 2,934,754 0.09 0.05 0.06 0.72 1.53 1.44 - 0.20 0.40 0.60 0.80 1.00 1.20 1.40 1.60 1.80 0 500,000 1,000,000 1,500,000 2,000,000 2,500,000 3,000,000 3,500,000 2020 2021 2022 2023 2024 Q2 YTD 2025 Pe rc en t Th ou sa nd s Average Deposits Cost of Deposits

20 Well Diversified Loan Portfolio Commercial & Industrial, 7% Agriculture Production & Land, 7% Owner Occupied Real Estate, 14% Construction & other land loans, 3% Non-Owner Occupied Commerical Real Estate, 39% Multi-family residential, 6% 1-4 family, 6% Manufactured housing, 14% Other consumer, 4% As of June 30, 2025 Excludes Deferred Loan Fees Total Gross Loans = $2.4 Billion

21 Average Loan Totals & Yield CAGR = 19.54% 1,053,450 1,067,316 1,133,641 1,263,226 1,978,386 2,352,261 4.94 5.07 4.93 5.53 6.58 6.70 0.00 1.00 2.00 3.00 4.00 5.00 6.00 7.00 8.00 0 500,000 1,000,000 1,500,000 2,000,000 2,500,000 2020 2021 2022 2023 2024 Q2 YTD 2025 Pe rc en t Th ou sa nd s Total Loans Loan Yield

22 Non-Performing Assets & Allowance for Loan Losses 3,278 946 0 0 6,461 6,769 1.17 0.92 0.86 1.14 1.11 1.20 0.30 0.50 0.70 0.90 1.10 1.30 1.50 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 18,000 20,000 2020 2021 2022 2023 2024 Q2 2025 Pe rc en t Th ou sa nd s Non Performing Assets ALLL/Loans

23 Special Mention Loans 36,406 40,845 31,024 9,000 17,384 19,706 3.30 3.93 2.47 0.70 0.74 0.82 - 1.00 2.00 3.00 4.00 5.00 6.00 - 10,000 20,000 30,000 40,000 50,000 60,000 70,000 2020 2021 2022 2023 2024 Q2 2025 Pe rc en t Th ou sa nd s Special Mention Loans SM Loans/Gross Loans

24 Substandard Loans 36,136 8,540 27,783 20,301 44,294 59,073 3.28 0.82 2.21 1.57 1.90 2.46 - 1.00 2.00 3.00 4.00 5.00 6.00 - 10,000 20,000 30,000 40,000 50,000 60,000 70,000 2020 2021 2022 2023 2024 Q2 2025 Pe rc en t Th ou sa nd s Substandard Loans Sub Loans/Gross Loans

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